UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2005

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)		75001 (Zip code)
Registrant’s telephone number, including area code: (972) 713-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFININITIVE AGREEMENT
     On July 29, 2005, the Registrant entered into employment agreements, dated to be effective July 1, 2005, with each of Brett P. Brodnax, Mark C. Garvin, Mark A. Kopser and John J. Wellik, each of whom are executive officers of the Registrant. A copy of each of the agreements are attached hereto as exhibits.
     Each of the agreements provides for a one-year term, with successive one-year renewal periods. The agreements provide for annual base compensation for Messrs. Brodnax, Garvin, Kopser and Wellik in the amount of $310,000, $315,000, $300,000 and $220,000, respectively, subject in each case to increases approved by the Registrant's board of directors, or a committee thereof. Each of the agreements provide that the employee shall be eligible to participate in USPI’s bonus program on such terms as the board or a committee thereof shall determine from time to time. Each of the agreements provide that, in the event the Registrant terminates the agreement other than for cause, the employee would be entitled to receive his annual base salary plus a bonus equal to the Registrant’s good faith estimate of what the bonus would have been for the year in which the termination occurred. Further, the agreements provide that if the Registrant terminates the agreement for any reason other than for cause, or if a change of control occurs, all of the employee’s stock options and restricted stock awards automatically become fully vested.
Item 9.01(c). EXHIBITS
10.1	Employment Agreement, dated to be effective as of July 1, 2005, by and between United Surgical Partners International, Inc. and Brett P. Brodnax

10.2	Employment Agreement, dated to be effective as of July 1, 2005, by and between United Surgical Partners International, Inc. and Mark C. Garvin

10.3	Employment Agreement, dated to be effective as of July 1, 2005, by and between United Surgical Partners International, Inc. and Mark A. Kopser

10.4	Employment Agreement, dated to be effective as of July 1, 2005, by and between United Surgical Partners International, Inc. and John J. Wellik
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: July 29, 2005

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Employment Agreement, dated to be effective as of July 1, 2005, by and between United Surgical Partners International, Inc. and Brett P. Brodnax

10.2	Employment Agreement, dated to be effective as of July 1, 2005, by and between United Surgical Partners International, Inc. and Mark C. Garvin

10.3	Employment Agreement, dated to be effective as of July 1, 2005, by and between United Surgical Partners International, Inc. and Mark A. Kopser

10.4	Employment Agreement, dated to be effective as of July 1, 2005, by and between United Surgical Partners International, Inc. and John J. Wellik